UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08299

Oppenheimer International Small Company Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 8/31/2015

Item 1.  Reports to Stockholders.

Annual Report 8/31/2015

OppenheimerFunds®

The Right Way to Invest

Oppenheimer International Small Company Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 8/31/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI All Country World Ex U.S. Small Cap Net Index
1-Year	7.77%	1.57%	-9.14%
5-Year	16.72	15.34	6.76
10-Year	12.09	11.43	5.87

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2       OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 7.77% during the reporting period, significantly outperforming the MSCI All Country World Ex U.S. Small Cap Net Index, which returned -9.14%. The Fund outperformed the Index in seven out of ten sectors, led by stock selection in the health care and information technology sectors. Not holding energy stocks, which experienced declines for the Index, also benefited the Fund’s relative performance.

We look for companies with meaningful competitive advantages such as technological leadership, intellectual property, strong brands, or industries favoring natural monopolies, along with companies with favorable positions in their industry value chains. We typically look to avoid unfavorable regulatory environments, commodities and highly cyclical areas of the market. Sector and country exposures are derivatives of the stock selection process, which is based on a 3- to 5-year time horizon.

MARKET OVERVIEW

Numerous concerns resulted in market volatility during the reporting period, including the impact of slowing Chinese growth on commodities prices and the global economy, Greece’s debt situation, along with the timing and impact of potential U.S. interest rate hikes. These factors created risk on/risk off market environments which tend to obscure fundamentals and increase market volatility.

3 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FUND REVIEW

During the reporting period, top performing holdings included DBV Technologies SA, MonotaRO Co., Ltd. and Xing AG. DBV Technologies is a French clinical stage biotechnology company. They have patented an immunotherapy technology platform (Viaskin®) that induces desensitization of certain allergens, such as peanuts. During the reporting period, the stock was up on positive news that Viaskin Peanut® has moved to later-stage clinical trials and is currently being fast-tracked by the Food and Drug Administration (FDA). There have also been positive research developments around utilizing Viaskin® technology for additional food allergies such as milk and reactivating vaccine-induced immunity to pertussis (e.g. Whooping Cough). MonotaRo is a Japanese e-commerce company that distributes maintenance, repair and operating (MRO) supplies. MonotaRo has developed a superior customer interface that allows it to bypass intermediaries as well as offer competitive pricing as well as fulfillment capabilities for delivery. The company continues to benefit from an expanded product range and advertising during the reporting period. Product range and inventory enhancements have improved the customer experience, which has resulted in strong sales and increased customer numbers. Xing, a German-based networking site that is similar to LinkedIn, has 15 million members globally, with over eight million registered users in German-speaking countries, where it has dominant share. Xing offers a wide-range of services, but given its subscription model, it has benefited from having a captive and engaged user base – both employees and employers. Xing has benefited from increased subscribership and also accelerating revenue growth in its premium platform during the reporting period. The company continues to innovate around new products for job seekers along with educational products.

Detractors from performance this reporting period included Qliro Group AB, OPAP SA (Greek Organisation of Football Prognostics) and BM&FBovespa S.A. Qliro Group (previously named CDON Group) is one of the largest and best-known e-commerce brands in Scandinavia. Qliro has struggled in the near term around the mixed results across multiple business lines. It is a longer-term restructuring story that we believe will take some time to play out. Both OPAP and BM&FBovespa have been significantly impacted by poor macroeconomic circumstances. Greek Organisation of Football Prognostics (OPAP) operates lottery games, sports betting and promotional services for sporting events. Despite steady earnings and cash flow growth, the company has experienced declines as a result of the Greek Debt Crisis. BM&FBovespa, based in Brazil, organizes, develops and provides systems for trading a variety of securities including equities, derivatives, fixed income securities, federal government securities, spot foreign exchange and agricultural commodities. While trading volumes for the company have benefited from the market volatility, the decline in the stock was

4 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

currency (FX) related. Despite the near-term challenges, we believe there is longer-term growth potential in this company as it enjoys high barriers to entry along with a strong business model.

STRATEGY & OUTLOOK

While circumstances vary depending on industry, we are generally interested in companies that have meaningful and sustainable competitive advantages,

innovative technology and product offerings, defendable market positions, high-quality management teams and the ability to generate returns in excess of their weighted average cost of capital. We have a long-term investment horizon and are willing to wait for our ideas to play out. We view entry price as a key component of future returns. Therefore, we embrace volatility and seek to take advantage of attractive prices during times of adversity.

Rezo Kanovich Portfolio Manager

5 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Lonza Group AG	2.1%
Ocado Group plc	1.9
NICE-Systems Ltd., Sponsored ADR	1.7
SCSK Corp.	1.5
Britvic plc	1.4
Vectura Group plc	1.4
ASKUL Corp.	1.3
DBV Technologies SA	1.3
XING AG	1.3
Ossur HF	1.2

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2015, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS

United States	19.4%
United Kingdom	17.3
Japan	13.7
Switzerland	9.4
Germany	7.7
India	5.5
France	5.3
Denmark	3.0
Ireland	2.3
Spain	2.0

Portfolio holdings and allocation are subject to change. Percentages are as of August 31, 2015, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2015, and are based on the total market value of investments.

6 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 8/31/15

	Inception Date	1-Year	5-Year		10-Year
Class A (OSMAX)	11/17/97	7.77%	16.72%		12.09%
Class B (OSMBX)	11/17/97	6.98%	15.73%		11.52%
Class C (OSMCX)	11/17/97	6.97%	15.84%		11.23%
Class I (OSCIX)	12/29/11	8.27%	21.47%	*	N/A
Class R (OSMNX)	3/1/01	7.53%	16.38%		11.73%
Class Y (OSMYX)	9/7/05	8.05%	17.12%		12.23% *

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 8/31/15

	Inception Date	1-Year	5-Year		10-Year
Class A (OSMAX)	11/17/97	1.57%	15.34%		11.43%
Class B (OSMBX)	11/17/97	1.98%	15.51%		11.52%
Class C (OSMCX)	11/17/97	5.97%	15.84%		11.23%
Class I (OSCIX)	12/29/11	8.27%	21.47%	*	N/A
Class R (OSMNX)	3/1/01	7.53%	16.38%		11.73%
Class Y (OSMYX)	9/7/05	8.05%	17.12%		12.23% *

*	Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14).

The Fund’s performance is compared to the MSCI All Country World Ex U.S. Small Cap Net Index. The MSCI All Country World Ex U.S. Small Cap Net Index is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. The index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative

7 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended August 31, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Actual	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During 6 Months Ended August 31, 2015
Class A	$ 1,000.00	$ 1,053.30	$ 6.07
Class B	1,000.00	1,049.20	9.91
Class C	1,000.00	1,049.20	9.91
Class I	1,000.00	1,055.70	3.79
Class R	1,000.00	1,052.10	7.37
Class Y	1,000.00	1,054.50	4.77

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.31	5.97
Class B	1,000.00	1,015.58	9.75
Class C	1,000.00	1,015.58	9.75
Class I	1,000.00	1,021.53	3.73
Class R	1,000.00	1,018.05	7.25
Class Y	1,000.00	1,020.57	4.70

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended August 31, 2015 are as follows:

Class	Expense Ratios
Class A	1.17%
Class B	1.91
Class C	1.91
Class I	0.73
Class R	1.42
Class Y	0.92

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF INVESTMENTS August 31, 2015

	Shares	Value
Common Stocks—82.4%
Consumer Discretionary—13.2%
Distributors—0.4%
Inchcape plc	1,727,264	$19,190,530

Diversified Consumer Services—0.3%
Benesse Holdings, Inc.	588,100	15,568,008

Hotels, Restaurants & Leisure—1.0%
J.D. Wetherspoon plc	2,354,630	27,066,502
OPAP SA	2,800,583	22,026,768
		49,093,270

Household Durables—1.2%
de’ Longhi	1,546,719	38,127,337
SEB SA	187,770	17,457,274
		55,584,611

Internet & Catalog Retail—4.2%
ASKUL Corp.	1,850,841	63,872,229
ASOS plc[1]	295,696	13,458,146
Ocado Group plc[1]	16,875,850	88,533,552
Qliro Group AB1,2	7,836,819	10,224,994
Start Today Co. Ltd.	770,358	23,404,472
		199,493,393

Media—1.3%
CTS Eventim AG & Co. KGaA	458,924	16,047,005
Daily Mail & General Trust plc, Cl. A	1,265,090	15,824,739
Next Co. Ltd.	1,151,000	6,858,868
Zenrin Co. Ltd.	1,669,400	21,580,813
		60,311,425

Specialty Retail—3.2%
Dunelm Group plc	2,106,690	30,047,071
Esprit Holdings Ltd.	24,665,267	20,559,001
Jin Co. Ltd.	539,900	25,089,573
SuperGroup plc[1]	1,764,920	39,484,625
United Arrows Ltd.	450,700	17,744,352
USS Co. Ltd.	1,164,200	20,611,599
		153,536,221

Textiles, Apparel & Luxury Goods—1.6%
Asics Corp.	1,440,600	42,033,479
Salvatore Ferragamo SpA	1,164,823	31,497,225
		73,530,704

Consumer Staples—4.4%
Beverages—2.1%
Britvic plc	6,755,080	68,970,048

	Shares	Value
Beverages (Continued)
Treasury Wine Estates Ltd.	7,665,800	$32,301,928
		101,271,976

Food Products—1.4%
Ariake Japan Co. Ltd.	1,044,500	43,398,293
Aryzta AG1	328,528	16,824,327
Kaveri Seed Co. Ltd.	1,027,727	7,558,165
Pescanova SA1	138,481	1,554
		67,782,339

Household Products—0.6%
Rohto Pharmaceutical Co. Ltd.	1,557,833	26,887,153

Personal Products—0.3%
Colgate-Palmolive India Ltd.	500,000	14,706,049

Financials—11.4%
Capital Markets—1.6%
Avanza Bank Holding AB	414,919	16,975,930
Brewin Dolphin Holdings plc	5,222,930	22,649,605
CETIP SA-Mercados Organizados	2,642,344	23,839,492
EFG International AG1	849,386	9,759,120
		73,224,147

Commercial Banks—2.1%
Bank of Ireland[1]	133,609,691	53,165,518
Bankinter SA	3,982,758	29,980,635
Virgin Money Holdings UK plc	2,797,470	18,189,953
		101,336,106

Diversified Financial Services—0.8%
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	3,607,000	10,721,591
Coface SA	2,324,333	21,855,202
Moscow Exchange (The)	4,612,064	5,128,892
		37,705,685

Insurance—4.5%
Bajaj Finserv Ltd.	407,129	11,015,453
Baloise Holding AG	295,095	36,010,974
Euler Hermes Group	440,040	45,447,477
Grupo Catalana Occidente SA	1,384,430	43,717,814
Helvetia Holding AG	86,123	45,228,685
Porto Seguro SA	884,000	8,112,037

11 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Insurance (Continued)
St James’s Place plc	1,833,354	$25,553,516
		215,085,956

Real Estate Investment Trusts (REITs)—1.4%
Frasers Centrepoint Trust	7,000,000	9,649,538
Hibernia REIT plc[2]	36,521,343	54,296,917
		63,946,455

Real Estate Management & Development—0.6%
DLF Ltd.	7,997,073	13,188,380
Oberoi Realty Ltd.	4,829,461	16,165,290
		29,353,670

Thrifts & Mortgage Finance—0.4%
Aareal Bank AG	492,137	18,235,000

Health Care—21.8%
Biotechnology—3.9%
Abcam plc	4,025,080	35,644,786
Ablynx NV1	850,918	11,980,359
AMARIN Corp. plc, ADR[1]	384,352	849,418
ARIAD Pharmaceuticals, Inc.[1]	1,852,920	17,491,565
Bavarian Nordic[1]	245,297	11,049,079
Galapagos NV1	192,942	11,652,452
Genmab AS1	270,066	24,149,946
Medivir AB, Cl. B1	399,920	3,610,791
Repligen Corp.[1]	839,100	28,596,528
Swedish Orphan Biovitrum AB1	1,264,463	16,040,680
uniQure NV1	158,720	4,252,109
Vernalis plc[1]	4,730,380	5,656,039
Zealand Pharma[1]	678,707	13,355,379
		184,329,131

Health Care Equipment & Supplies—7.0%
Ambu, Cl. B	943,404	29,139,365
BioMerieux	368,260	41,679,314
Carl Zeiss Meditec AG	2,031,765	54,082,554
DBV Technologies SA1	754,989	61,964,248
Ossur HF	17,097,227	58,312,539
Oxford Immunotec Global plc[1]	1,063,527	15,282,883
Sirona Dental Systems, Inc.[1]	416,010	39,679,034
STRATEC Biomedical AG	544,887	31,489,414
		331,629,351

	Shares	Value
Health Care Providers & Services—0.1%
Diagnosticos da America SA	1,754,200	$4,696,698

Health Care Technology—0.0%
RaySearch Laboratories AB1	180,919	2,409,812

Life Sciences Tools & Services—5.7%
Bruker Corp.[1]	1,425,180	26,194,808
Genfit[1]	243,020	10,140,448
Lonza Group AG1	744,490	101,649,450
MorphoSys AG1	145,379	10,268,029
QIAGEN NV1	672,970	17,645,273
Tecan Group AG	407,066	52,241,606
WuXi PharmaTech Cayman, Inc., ADR[1]	1,227,002	51,853,105
		269,992,719

Pharmaceuticals—5.1%
Almirall SA	841,944	16,489,732
BTG plc[1]	1,533,310	14,739,960
Dechra Pharmaceuticals plc	865,180	12,597,841
Evolva Holding SA1	4,284,428	6,588,547
Faes Farma SA	2,404,110	6,762,743
H. Lundbeck AS1	1,623,693	50,284,440
Hikma Pharmaceuticals plc	307,290	10,701,784
Ipsen SA	417,270	27,944,109
Nippon Shinyaku Co. Ltd.	868,000	29,502,661
Vectura Group plc[1,2]	25,088,946	66,103,839
		241,715,656

Industrials—12.9%
Aerospace & Defense—0.7%
CAE, Inc.	3,116,319	34,228,344

Air Freight & Couriers—1.2%
Panalpina Welttransport Holding AG	462,973	58,263,403

Commercial Services & Supplies—0.6%
Mitsubishi Pencil Co. Ltd.	695,200	30,392,048

Construction & Engineering—0.5%
Balfour Beatty plc	5,791,290	24,151,309

12 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

	Shares	Value
Machinery—5.1%
Aalberts Industries NV	515,719	$15,998,610
Burckhardt Compression Holding AG	80,594	27,802,455
HARMONIC Drive Systems Inc.[1]	61,300	948,245
Hoshizaki Electric Co. Ltd.	834,400	53,284,943
Hy-Lok Corp.	218,431	6,298,195
IMI plc	1,682,170	26,617,566
Metso OYJ	1,407,149	34,666,313
Norma Group SE	348,758	17,198,059
Rotork plc	3,646,485	11,611,813
Spirax-Sarco Engineering plc	698,169	33,713,201
Vesuvius plc	2,280,104	13,859,457
		241,998,857

Road & Rail—0.5%
ComfortDelGro Corp. Ltd.	12,237,000	24,245,104

Trading Companies & Distributors—3.1%
Brammer plc	3,980,490	18,524,047
Bunzl plc	990,115	26,206,872
Cramo OYJ	1,729,947	35,002,075
MonotaRO Co. Ltd.	783,900	39,552,678
SIG plc	9,645,420	27,639,505
		146,925,177

Transportation Infrastructure—1.2%
Flughafen Zuerich AG	68,615	54,452,507

Information Technology—14.1%
Electronic Equipment, Instruments, & Components—1.9%
Halma plc	1,520,827	17,503,109
Ingenico Group	188,530	23,220,361
Renishaw plc	575,920	19,087,423
Yokogawa Electric Corp.	2,450,000	28,710,817
		88,521,710

Internet Software & Services—3.2%
Kakaku.com, Inc.	745,986	11,822,236
Moneysupermarket.com Group plc	7,337,960	36,106,342
SMS Co. Ltd.	787,200	12,100,042
XING AG2	300,779	61,227,757
Zoopla Property Group plc[3]	7,593,470	30,590,176
		151,846,553

	Shares	Value
IT Services—4.6%
GMO Payment Gateway, Inc.	710,900	$23,876,090
Mindtree Ltd.	1,840,566	38,758,950
Obic Co. Ltd.	757,700	33,660,153
QIWI plc, Sponsored ADR	137,190	3,587,519
SCSK Corp.	1,920,008	69,276,065
Tech Mahindra Ltd.	4,978,565	38,350,857
Wirecard AG	218,372	9,067,730
		216,577,364

Semiconductors & Semiconductor Equipment—0.5%
Dialog Semiconductor plc[1]	209,297	10,027,559
Disco Corp.	139,900	10,556,972
Imagination Technologies Group plc[1]	896,290	3,345,121
		23,929,652

Software—3.9%
Cyient Ltd.[2]	5,848,235	51,884,465
Nemetschek AG	1,102,816	38,551,164
NICE-Systems Ltd., Sponsored ADR	1,325,860	81,619,942
SimCorp AS	324,106	15,521,568
		187,577,139

Technology Hardware, Storage & Peripherals—0.0%
Tobii AB1	430,128	2,393,819

Materials—3.7%
Chemicals—3.7%
Bayer CropScience Ltd.	410,143	23,733,195
Borregaard ASA	3,655,618	22,912,441
LANXESS AG	671,875	34,153,960
PI Industries Ltd.	2,588,639	28,165,763
Rallis India Ltd.	1,354,423	4,356,090
Sika AG	4,969	16,401,050
Symrise AG	503,876	30,415,094
Victrex plc	535,420	14,626,768
		174,764,361

Telecommunication Services—0.4%
Diversified Telecommunication Services—0.4%
VZ Holding AG	77,273	21,063,051

13 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Utilities—0.5%
Gas Utilities—0.5%
ENN Energy Holdings Ltd.	1,946,000	$9,874,536
Indraprastha Gas Ltd.	1,869,377	13,431,397
		23,305,933
Total Common Stocks (Cost $3,215,560,876)		3,915,252,396

Preferred Stock—0.8%
Sartorius AG, Preference (Cost $11,135,136)	168,498	37,056,881

	Shares	Value
Investment Company—16.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.17%[2,4] (Cost $791,651,975)	791,651,975	$791,651,975
Total Investments, at Value (Cost $4,018,347,987)	99.9%	4,743,961,252
Net Other Assets (Liabilities)	0.1	6,259,285
Net Assets	100.0%	$4,750,220,537

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares August 29, 2014[a]	Gross Additions	Gross Reductions	Shares August 31, 2015
Cyient Ltd.	4,447,719	1,400,516	—	5,848,235
Hibernia REIT plc	—	36,521,343[c]	—	36,521,343
Next Co. Ltd.[b]	3,598,100	1,607,300	4,054,400	1,151,000
Oppenheimer Institutional Money Market Fund, Cl. E	229,090,309	1,229,897,708	667,336,042	791,651,975
Qliro Group AB (formerly CDON Group AB)	5,668,966	2,167,853[c]	—	7,836,819
Vectura Group plc	9,209,156	15,879,790	—	25,088,946
XING AG	242,811	57,968	—	300,779

		Value	Income	Realized Gain
Cyient Ltd.		$51,884,465	$680,187	$—
Hibernia REIT plc		54,296,917	202,301	—
Next Co. Ltd.[b]		—[d]	65,681	12,508,241
Oppenheimer Institutional Money Market Fund, Cl. E		791,651,975	475,316	—
Qliro Group AB (formerly CDON Group AB)		10,224,994	—	—
Vectura Group plc		66,103,839	—	—
XING AG		61,227,757	219,800	—

Total		$1,035,389,947	$1,643,285	$12,508,241

a. August 29, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

b. No longer an affiliate at period end.

c. All or a portion is the result of a corporate action.

d. The security is no longer an affiliate. Therefore, the value has been excluded from this table.

14 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Footnotes to Statement of Investments (Continued)

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $30,590,176 or 0.64% of the Fund’s net assets at period end.

4. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent
United States	$918,896,793	19.4%
United Kingdom	818,844,667	17.3
Japan	650,731,788	13.7
Switzerland	446,285,174	9.4
Germany	367,820,206	7.7
India	261,314,054	5.5
France	249,708,433	5.3
Denmark	143,499,776	3.0
Ireland	107,462,435	2.3
Spain	96,952,478	2.0
Israel	81,619,942	1.7
Finland	69,668,388	1.5
Italy	69,624,562	1.5
China	61,727,640	1.3
Iceland	58,312,539	1.2
Sweden	51,656,026	1.1
Brazil	47,369,820	1.0
Netherlands	37,895,992	0.8
Canada	34,228,344	0.7
Singapore	33,894,642	0.7
Australia	32,301,928	0.7
Belgium	23,632,811	0.5
Norway	22,912,441	0.5
Greece	22,026,767	0.5
Hong Kong	20,559,001	0.4
Russia	8,716,410	0.2
South Korea	6,298,195	0.1

Total	$4,743,961,252	100.0%

See accompanying Notes to Financial Statements.

15 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF ASSETS AND LIABILITIES August 31, 2015

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $3,014,430,620)	$3,708,571,305
Affiliated companies (cost $1,003,917,367)	1,035,389,947

4,743,961,252

Cash	4,639,606

Receivables and other assets:
Shares of beneficial interest sold	26,350,626
Dividends	5,337,968
Other	155,369

Total assets	4,780,444,821

Liabilities
Payables and other liabilities:
Investments purchased	23,011,457
Shares of beneficial interest redeemed	6,284,127
Distribution and service plan fees	485,665
Trustees’ compensation	243,833
Shareholder communications	9,640
Other	189,562

Total liabilities	30,224,284

Net Assets	$4,750,220,537

Composition of Net Assets
Paid-in capital	$4,166,005,004

Accumulated net investment income	4,655,887

Accumulated net realized loss on investments and foreign currency transactions	(145,741,810)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	725,301,456

Net Assets	$4,750,220,537

16 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,968,433,687 and 54,101,816 shares of beneficial interest outstanding)	$36.38
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$38.60

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $9,416,387 and 274,109 shares of beneficial interest outstanding)	$34.35

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $281,438,829 and 8,297,207 shares of beneficial interest outstanding)	$33.92

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,032,629,775 and 28,502,415 shares of beneficial interest outstanding)	$36.23

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $60,908,075 and 1,744,349 shares of beneficial interest outstanding)	$34.92

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,397,393,784 and 38,647,540 shares of beneficial interest outstanding)	$36.16

See accompanying Notes to Financial Statements.

17 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF OPERATIONS For the Year Ended August 31, 2015

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $3,882,914)	$44,519,673
Affiliated companies (net of foreign withholding taxes of $107,723)	1,643,285

Interest	118

Total investment income	46,163,076

Expenses
Management fees	23,664,709

Distribution and service plan fees:
Class A	3,347,125
Class B	96,880
Class C	2,101,008
Class R	225,043

Transfer and shareholder servicing agent fees:
Class A	3,009,032
Class B	21,403
Class C	463,508
Class I	272,697
Class R	99,790
Class Y	1,792,224

Shareholder communications:
Class A	29,292
Class B	341
Class C	2,741
Class I	860
Class R	289
Class Y	8,575

Custodian fees and expenses	593,733

Trustees’ compensation	51,824

Borrowing fees	7,565

Other	245,368

Total expenses	36,034,007
Less reduction to custodian expenses	(1,666)
Less waivers and reimbursements of expenses	(370,255)

Net expenses	35,662,086

Net Investment Income	10,500,990

18 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies (net of foreign capital gains tax of $372,615)	$98,900,577
Affiliated companies	12,508,241
Foreign currency transactions	(997,958)

Net realized gain	110,410,860

Net change in unrealized appreciation/depreciation on:
Investments	332,363,551
Translation of assets and liabilities denominated in foreign currencies	(206,812,055)

Net change in unrealized appreciation/depreciation	125,551,496

Net Increase in Net Assets Resulting from Operations	$246,463,346

See accompanying Notes to Financial Statements.

19 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2015	Year Ended August 29, 2014[1]

Operations
Net investment income	$10,500,990	$12,548,661

Net realized gain	110,410,860	121,830,778

Net change in unrealized appreciation/depreciation	125,551,496	269,793,467

Net increase in net assets resulting from operations	246,463,346	404,172,906

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(5,430,289)	(5,642,189)
Class B	—	—
Class C	—	(371,694)
Class I	(7,446,914)	(7,722,817)
Class R2	(86,766)	(160,920)
Class Y	(4,127,214)	(2,098,089)

	(17,091,183)	(15,995,709)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	793,421,654	322,222,833
Class B	(3,589,902)	(2,616,513)
Class C	74,923,102	61,214,573
Class I	79,137,586	174,456,675
Class R2	18,771,959	4,522,854
Class Y	721,379,351	472,918,651

	1,684,043,750	1,032,719,073

Net Assets
Total increase	1,913,415,913	1,420,896,270

Beginning of period	2,836,804,624	1,415,908,354

End of period (including accumulated net investment income of $4,655,887 and $8,094,401, respectively)	$4,750,220,537	$2,836,804,624

1. August 29, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

20 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended August 31, 2015	Year Ended August 29, 2014 [1]	Year Ended August 30, 2013 [1]	Year Ended August 31, 2012	Year Ended August 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$33.92	$27.32	$20.56	$21.90	$19.70

Income (loss) from investment operations:
Net investment income (loss)[2]	0.06	0.14	0.20	0.12	(0.01)
Net realized and unrealized gain (loss)	2.55	6.69	6.81	(0.55)	4.37

Total from investment operations	2.61	6.83	7.01	(0.43)	4.36

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.15)	(0.23)	(0.25)	(0.91)	(2.16)

Net asset value, end of period	$36.38	$33.92	$27.32	$20.56	$21.90

Total Return, at Net Asset Value[3]	7.77%	25.06%	34.40%	(1.39)%	21.27%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,968,434	$1,076,376	$593,624	$454,037	$552,604

Average net assets (in thousands)	$1,373,719	$922,903	$517,067	$476,217	$658,653

Ratios to average net assets:[4]
Net investment income (loss)	0.18%	0.42%	0.83%	0.61%	(0.03)%
Expenses excluding interest and fees from borrowings	1.19%	1.20%	1.24%	1.29%	1.23%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.19%	1.20%	1.24%	1.29%	1.23%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.18%	1.19%	1.24%	1.29%	1.22%

Portfolio turnover rate	15%	18%	25%	46%	122%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2015	1.20%
Year Ended August 29, 2014	1.21%
Year Ended August 30, 2013	1.24%
Year Ended August 31, 2012	1.29%
Year Ended August 31, 2011	1.24%

See accompanying Notes to Financial Statements.

21 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended August 31, 2015	Year Ended August 29, 2014 [1]	Year Ended August 30, 2013 [1]	Year Ended August 31, 2012	Year Ended August 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$32.11	$25.87	$19.47	$20.59	$18.63

Income (loss) from investment operations:
Net investment loss[2]	(0.21)	(0.13)	(0.03)	(0.08)	(0.23)
Net realized and unrealized gain (loss)	2.45	6.37	6.45	(0.43)	4.14

Total from investment operations	2.24	6.24	6.42	(0.51)	3.91

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.02)	(0.61)	(1.95)

Net asset value, end of period	$34.35	$32.11	$25.87	$19.47	$20.59

Total Return, at Net Asset Value[3]	6.98%	24.12%	33.01%	(2.10)%	20.07%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,416	$12,523	$12,246	$13,160	$29,111

Average net assets (in thousands)	$9,751	$13,627	$12,556	$18,009	$40,509

Ratios to average net assets:[4]
Net investment loss	(0.65)%	(0.43)%	(0.13)%	(0.40)%	(1.03)%
Expenses excluding interest and fees from borrowings	1.94%	1.96%	2.29%	2.40%	2.20%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.94%	1.96%	2.29%	2.40%	2.20%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.93%	1.95%	2.13%	2.17%	2.18%

Portfolio turnover rate	15%	18%	25%	46%	122%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2015	1.95%
Year Ended August 29, 2014	1.97%
Year Ended August 30, 2013	2.29%
Year Ended August 31, 2012	2.40%
Year Ended August 31, 2011	2.21%

See accompanying Notes to Financial Statements.

22 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Class C	Year Ended August 31, 2015	Year Ended August 29, 2014 [1]	Year Ended August 30, 2013 [1]	Year Ended August 31, 2012	Year Ended August 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$31.71	$25.61	$19.30	$20.56	$18.61

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.18)	(0.10)	0.02	(0.03)	(0.17)
Net realized and unrealized gain (loss)	2.39	6.28	6.39	(0.49)	4.12

Total from investment operations	2.21	6.18	6.41	(0.52)	3.95

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.08)	(0.10)	(0.74)	(2.00)

Net asset value, end of period	$33.92	$31.71	$25.61	$19.30	$20.56

Total Return, at Net Asset Value[3]	6.97%	24.14%	33.33%	(2.07)%	20.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$281,439	$193,529	$104,547	$76,156	$96,197

Average net assets (in thousands)	$211,533	$161,291	$88,338	$81,613	$115,526

Ratios to average net assets:[4]
Net investment income (loss)	(0.57)%	(0.34)%	0.07%	(0.14)%	(0.79)%
Expenses excluding interest and fees from borrowings	1.94%	1.96%	2.02%	2.04%	1.99%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.94%	1.96%	2.02%	2.04%	1.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.93%	1.95%	2.02%	2.04%	1.98%

Portfolio turnover rate	15%	18%	25%	46%	122%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2015	1.95%
Year Ended August 29, 2014	1.97%
Year Ended August 30, 2013	2.02%
Year Ended August 31, 2012	2.04%
Year Ended August 31, 2011	2.00%

See accompanying Notes to Financial Statements.

23 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Year Ended August 31, 2015	Year Ended August 29, 2014 [1]	Year Ended August 30, 2013 [1]	Period Ended August 31, 2012[2]

Per Share Operating Data
Net asset value, beginning of period	$33.76	$27.17	$20.40	$18.38

Income (loss) from investment operations:
Net investment income[3]	0.21	0.26	0.30	0.15
Net realized and unrealized gain	2.54	6.66	6.83	1.87

Total from investment operations	2.75	6.92	7.13	2.02

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.28)	(0.33)	(0.36)	0.00

Net asset value, end of period	$36.23	$33.76	$27.17	$20.40

Total Return, at Net Asset Value[4]	8.27%	25.59%	35.34%	10.99%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,032,630	$893,125	$571,154	$1,093

Average net assets (in thousands)	$911,969	$787,902	$114,975	$293

Ratios to average net assets:[5]
Net investment income	0.60%	0.81%	1.15%	1.20%
Expenses excluding interest and fees from borrowings	0.76%	0.77%	0.83%	0.83%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	0.76%	0.77%	0.83%	0.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.76%	0.83%	0.83%

Portfolio turnover rate	15%	18%	25%	46%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. For the period from December 29, 2011 (inception of offering) to August 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2015	0.77%
Year Ended August 29, 2014	0.78%
Year Ended August 30, 2013	0.83%
Period Ended August 31, 2012	0.83%

See accompanying Notes to Financial Statements.

24 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Class R	Year Ended August 31, 2015	Year Ended August 29, 2014 [1]	Year Ended August 30, 2013 [1]	Year Ended August 31, 2012	Year Ended August 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$32.55	$26.22	$19.75	$21.03	$18.98

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.02)	0.04	0.12	0.05	(0.09)
Net realized and unrealized gain (loss)	2.46	6.44	6.53	(0.51)	4.23

Total from investment operations	2.44	6.48	6.65	(0.46)	4.14

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.15)	(0.18)	(0.82)	(2.09)

Net asset value, end of period	$34.92	$32.55	$26.22	$19.75	$21.03

Total Return, at Net Asset Value[3]	7.53%	24.74%	33.90%	(1.67)%	20.88%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$60,908	$39,082	$27,641	$24,303	$30,562

Average net assets (in thousands)	$45,566	$35,888	$26,402	$25,519	$40,162

Ratios to average net assets:[4]
Net investment income (loss)	(0.07)%	0.13%	0.50%	0.28%	(0.39)%
Expenses excluding interest and fees from borrowings	1.44%	1.46%	1.57%	1.62%	1.56%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.44%	1.46%	1.57%	1.62%	1.56%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.43%	1.45%	1.57%	1.62%	1.55%

Portfolio turnover rate	15%	18%	25%	46%	122%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2015	1.45%
Year Ended August 29, 2014	1.47%
Year Ended August 30, 2013	1.57%
Year Ended August 31, 2012	1.62%
Year Ended August 31, 2011	1.57%

See accompanying Notes to Financial Statements.

25 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS Continued

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 29,	August 30,	August 31,	August 31,
Class Y	2015	2014 [1]	2013 [1]	2012	2011

Per Share Operating Data
Net asset value, beginning of period	$33.71	$27.14	$20.45	$21.81	$19.62

Income (loss) from investment operations:
Net investment income[2]	0.16	0.26	0.32	0.22	0.09
Net realized and unrealized gain (loss)	2.52	6.61	6.73	(0.57)	4.36

Total from investment operations	2.68	6.87	7.05	(0.35)	4.45

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.30)	(0.36)	(1.01)	(2.26)

Net asset value, end of period	$36.16	$33.71	$27.14	$20.45	$21.81

Total Return, at Net Asset Value[3]	8.05%	25.40%	34.85%	(0.95)%	21.77%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,397,394	$622,170	$106,696	$394,848	$408,243

Average net assets (in thousands)	$819,230	$357,072	$429,700	$381,371	$584,364

Ratios to average net assets:[4]
Net investment income	0.47%	0.79%	1.35%	1.12%	0.39%
Expenses excluding interest and fees from borrowings	0.95%	0.96%	0.83%	0.82%	0.83%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	0.95%	0.96%	0.83%	0.82%	0.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.94%	0.95%	0.83%	0.82%	0.82%

Portfolio turnover rate	15%	18%	25%	46%	122%

1.	August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2015	0 .96%
Year Ended August 29, 2014	0.97%
Year Ended August 30, 2013	0.83%
Year Ended August 31, 2012	0.82%
Year Ended August 31, 2011	0.84%

See accompanying Notes to Financial Statements.

26 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS August 31, 2015

1. Organization

Oppenheimer International Small Company Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

27 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the

28 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

2. Significant Accounting Policies (Continued)

time such distributions are received. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

29 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Net Unrealized
Appreciation
Based on cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes

$10,488,310	$—	$147,025,327	$719,701,909

1. At period end, the Fund had $147,025,327 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2018	$139,079,187
2019	7,946,140

Total	$147,025,327

2. During the reporting period, the Fund utilized $107,631,796 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the previous reporting period, the Fund utilized $111,033,724 capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase	Increase
to Accumulated	to Accumulated Net
Net Investment	Realized Loss
Income	on Investments

$3,151,679	$3,151,679

The tax character of distributions paid during the reporting periods:

	Year Ended		Year Ended
	August 31, 2015		August 31, 2014

Distributions paid from:
Ordinary income	$17,091,183	$	15,995,709

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is

30 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

2. Significant Accounting Policies (Continued)

attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$4,023,947,534

Gross unrealized appreciation	$1,090,787,930
Gross unrealized depreciation	(371,086,021)

Net unrealized appreciation	$719,701,909

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last

31 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and

32 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

3. Securities Valuation (Continued)

ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

33 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$—	$626,308,162	$—	$626,308,162
Consumer Staples	—	210,645,963	1,554	210,647,517
Financials	42,673,120	496,213,899	—	538,887,019
Health Care	238,030,835	796,742,532	—	1,034,773,367
Industrials	35,176,589	579,480,160	—	614,656,749
Information Technology	85,207,461	585,638,776	—	670,846,237
Materials	—	174,764,361	—	174,764,361
Telecommunication Services	—	21,063,051	—	21,063,051
Utilities	—	23,305,933	—	23,305,933
Preferred Stock	—	37,056,881	—	37,056,881
Investment Company	791,651,975	—	—	791,651,975

Total Assets	$1,192,739,980	$3,551,219,718	$1,554	$4,743,961,252

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 2*

Assets Table
Investments, at Value:
Common Stocks
Financials	$60,763,548	$(60,763,548)
Health Care	10,892,732	(10,892,732)

Total Assets	$71,656,280	$(71,656,280)

* Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

34 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

4. Investments and Risks (Continued)

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended August 31, 2015		Year Ended August 29, 2014
	Shares	Amount	Shares	Amount

Class A
Sold	33,407,860	$1,172,078,436	19,514,128	$635,879,037
Dividends and/or distributions reinvested	159,497	5,142,208	169,507	5,293,705
Redeemed	(11,198,854)	(383,798,990)	(9,680,229)	(318,949,909)

Net increase	22,368,503	$793,421,654	10,003,406	$322,222,833

Class B
Sold	79,889	$2,702,917	101,876	$3,100,050
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(195,755)	(6,292,819)	(185,260)	(5,716,563)

Net decrease	(115,866)	$(3,589,902)	(83,384)	$(2,616,513)

35 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Shares of Beneficial Interest (Continued)

	Year Ended August 31, 2015		Year Ended August 29, 2014
	Shares	Amount	Shares	Amount

Class C
Sold	3,490,102	$115,824,832	2,856,469	$86,687,134
Dividends and/or distributions reinvested	—	—	11,173	327,926
Redeemed	(1,296,489)	(40,901,730)	(846,475)	(25,800,487)

Net increase	2,193,613	$74,923,102	2,021,167	$61,214,573

Class I
Sold	7,255,657	$252,693,291	7,476,386	$241,546,782
Dividends and/or distributions reinvested	227,684	7,285,880	249,198	7,722,635
Redeemed	(5,432,206)	(180,841,585)	(2,296,069)	(74,812,742)

Net increase	2,051,135	$79,137,586	5,429,515	$174,456,675

Class R1
Sold	1,000,523	$33,657,490	481,572	$15,067,721
Dividends and/or distributions reinvested	2,722	84,376	5,250	157,591
Redeemed	(459,519)	(14,969,907)	(340,457)	(10,702,458)

Net increase	543,726	$18,771,959	146,365	$4,522,854

Class Y
Sold	30,178,601	$1,056,502,426	18,225,483	$595,053,057
Dividends and/or distributions reinvested	112,497	3,597,628	60,821	1,884,243
Redeemed	(10,101,282)	(338,720,703)	(3,759,203)	(124,018,649)

Net increase	20,189,816	$721,379,351	14,527,101	$472,918,651

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1.

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$1,565,035,132	$461,432,042

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

36 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

7. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule

Up to $250 million	0.80%
Next $250 million	0.77
Next $500 million	0.75
Next $1 billion	0.69
Next $4 billion	0.67
Over $6 billion	0.65

The Fund’s effective management fee for the reporting period was 0.70% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	14,435
Accumulated Liability as of August 31, 2015	114,395

37 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. Fees and Other Transactions with Affiliates (Continued)

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the

38 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

7. Fees and Other Transactions with Affiliates (Continued)

Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class R
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred Sales	Deferred Sales	Deferred Sales	Deferred Sales
	Sales Charges	Charges	Charges	Charges	Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

August 31, 2015	$418,878	$—	$7,104	$54,685	$3,369

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $370,255 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

8. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

9. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In July 2015, the district court held an evidentiary hearing on plaintiffs’ motion for class certification.

39 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Pending Litigation (Continued)

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

40 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer International Small Company Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer International Small Company Fund, including the statement of investments, as of August 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Small Company Fund as of August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

October 26, 2015

41 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2015, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2014.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $44,617,434 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2015, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $136,924 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $3,905,138 of foreign income taxes were paid by the Fund during the reporting period. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

Gross income of the maximum amount allowable but not less than $17,163,207 was derived from sources within foreign countries or possessions of the United States.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

42 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

43 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Year of Birth: 1943	Director and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Actua Corporation (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006-June 2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993- 2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959).

44 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

David K. Downes, Continued	Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (online career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 53 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held

45 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Elizabeth Krentzman, Continued	the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987 - 1991); former Chair of the Investment Management Subcommittee of the Washington, D.C. Bar. Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Director of Greenwall Foundation (since October 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); Advisory Board Director of The Agile Trading Group LLC (2012-2013); New York Advisory Board Director of Peace First (non-profit) (2010-2013); Senior Advisor of SECOR Asset Management, LP (2010- 2011); Managing Director and Chief Operating Officer of Morgan Stanley

46 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Joanne Pace, Continued	Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004- 2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (June 2007-December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989-January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984- November 1989). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEES	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, New York, New York 10281-1008.

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub- Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

47 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

TRUSTEES AND OFFICERS Unaudited / Continued

William F. Glavin, Jr., Trustee (since 2013) Year of Birth: 1958	Chairman of the Sub-Adviser (July 2014 -December 2014 and December 2009- December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009- December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004- January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013- May 2013); Chief Investment Officer of the Sub-Adviser (October 2010- December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October

48 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Arthur P. Steinmetz, Continued	2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993- September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Kanovich, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Rezo Kanovich, Vice President (since 2012) Year of Birth: 1975	Vice President of the Sub-Adviser (since May 2009). Senior Portfolio Manager (since January 2012). Senior Research Analyst of the Sub-Adviser (2007-2012) and a Research Analyst of the Sub-Adviser (2005-2007). A portfolio manager and an officer in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014);

49 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Mary Ann Picciotto, Continued	Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub- Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

50 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2015 OppenheimerFunds, Inc.   All rights reserved.

51 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

52 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

53 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

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54 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

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55 OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

OppenheimerFunds®

The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0815.001.1015 October 22, 2015

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $29,400 in fiscal 2015 and $26,100 in fiscal 2014.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $815,922 in fiscal 2015 and $476,156 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, and corporate restructuring

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $13,650 in fiscal 2015 and $1,985 in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $595,129 in fiscal 2015 and $336,709 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed 1,424,701 in fiscal 2015 and $814,850 in fiscal 2014 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/31/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Small Company Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/12/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/12/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	10/12/2015